Borrowings	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Borrowings
BORROWINGS
Short-term and long-term borrowings are comprised of the following at December 31:

	2017		2016
	Amount	Weighted average rate(1)	Amount	Weighted average rate(1)
Short-term borrowings
Short-term bank borrowings	$171	12.6%	$79	9.1%
Current portion of long-term borrowings	639	2.1%	34	1.3%
Short-term borrowings from GE	1,124		121
Other short-term borrowings	103	7.6%	5	1.3%
Total short-term borrowings	2,037		239

Long-term borrowings
3.2% Senior Notes due August 2021 (2)	526	2.5%	—	—
2.773% Senior Notes due December 2022	1,244	2.9%	—	—
8.55% Debentures due June 2024 (2)	135	3.9%	—	—
3.337% Senior Notes due December 2027	1,342	3.4%	—	—
6.875% Notes due January 2029 (2)	308	3.9%	—	—
5.125% Notes due September 2040 (2)	1,311	4.1%	—	—
4.080% Senior Notes due December 2047	1,337	4.1%	—	—
Capital leases	87	7.0%	1	4.5%
Other long-term borrowings	22	1.9%	37	1.2%
Total long-term borrowings	6,312		38
Total borrowings	$8,349		$277

(1)	Weighted average effective interest rate is based on carrying value including step-up adjustment recorded upon the acquisition of Baker Hughes.

(2)	Represents long-term fixed rate debt obligations assumed in connection with the acquisition of Baker Hughes, net of amounts repurchased subsequent to the closing of the Transactions.
On July 3, 2017, in connection with the Transactions, BHGE LLC entered into a new five-year $3 billion committed unsecured revolving credit facility (the 2017 Credit Agreement) with commercial banks maturing in July 2022. The 2017 Credit Agreement contains certain customary representations and warranties, certain affirmative covenants and no negative covenants. Upon the occurrence of certain events of default, our obligations under the 2017 Credit Agreement may be accelerated. Such events of default include payment defaults to lenders under the 2017 Credit Agreement, and other customary defaults. No such events of default have occurred. During the year ended December 31, 2017, there were no borrowings under the 2017 Credit Agreement.
On November 3, 2017, BHGE LLC entered into a commercial paper program under which it may issue from time to time up to $3 billion in commercial paper with maturities of no more than 397 days. At December 31, 2017, we had no borrowings outstanding under the commercial paper program. The maximum combined borrowing at any time under both the 2017 Credit Agreement and the commercial paper program is $3 billion.
On December 11, 2017, BHGE LLC completed a private placement offering $3,950 million aggregate principal amount of Senior Notes, consisting of $1,250 million aggregate principal amount of 2.773% Senior Notes due 2022, $1,350 million aggregate principal amount of 3.337% Senior Notes due 2027 and $1,350 million aggregate principal amount of 4.080% Senior Notes due 2047. These Senior Notes are presented net of issuance costs of $26 million in our consolidated and combined statement of financial position. BHGE LLC will pay interest on each series of Exchange Notes on June 15 and December 15 of each year, beginning on June 15, 2018. The Notes are senior unsecured obligations and rank equal in right of payment to all of BHGE LLC's existing and future senior indebtedness; senior in right of payment to any future subordinated indebtedness; and effectively junior to BHGE LLC's future secured indebtedness, if any, and to all existing and future indebtedness of its subsidiaries. BHGE LLC may redeem, at its option, all or part of the Notes at any time, at the applicable make-whole redemption prices plus accrued and unpaid interest to the date of redemption. The Senior Notes contain covenants that restrict BHGE LLC's ability to take certain actions, including, but not limited to, the creation of certain liens securing debt, the entry into certain sale-leaseback transactions and engaging in certain merger, consolidation and asset sale transactions in excess of specified limits.
BHGE LLC used a portion of the net proceeds from the private placement of the Senior Notes to fund the purchase of $82 million of 7.5% senior notes due 2018, $25 million of 6.0% senior notes due 2018, $6 million of 8.55% debentures due 2024 and $62 million of 6.875% notes due 2029 that were validly tendered in connection with the cash tender offers commenced by BHGE LLC on December 4, 2017. Under the cash tender offer BHGE LLC purchased a further $3 million of 6.875% notes due 2029 in January 2018. BHGE LLC also redeemed in January 2018 all remaining aggregate principal amount of the 2018 Senior Notes of $615 million that were not tendered for purchase in accordance with the relevant indentures. The above transactions resulted in total repurchase of our Senior Notes of $793 million.
BHGE LLC intends to use the remaining net proceeds from the offering of the Senior Notes for general corporate purposes, which may include purchases of BHGE LLC’s common units from us and GE in connection with the share repurchase authorization announced by us on November 6, 2017.
On January 2, 2018, BHGE LLC commenced an offering to exchange $3,950 million of all the outstanding, unregistered senior notes that were issued in a private offering on December 11, 2017, for identical, registered 2.773% Senior Notes due 2022, 3.337% Senior Notes due 2027 and 4.080% Senior Notes due 2047. The exchange offer was completed on January 31, 2018.
Concurrent with the Transactions associated with the acquisition of Baker Hughes on July 3, 2017, Baker Hughes Co-Obligor, Inc. became a co-obligor, jointly and severally with BHGE LLC, on our registered debt securities.  This co-obligor is a 100%-owned finance subsidiary of BHGE LLC that was incorporated for the sole purpose of serving as a co-obligor of debt securities and has no assets or operations other than those related to its sole purpose. Baker Hughes Co-Obligor, Inc. is also a co-obligor of the $3,950 million senior notes issued on December 11, 2017 by BHGE LLC in a private placement.
In connection with our acquisition of Baker Hughes we assumed all the outstanding borrowings including all notes, senior notes, and debentures of Baker Hughes.  A step-up adjustment of $364 million was recorded upon the acquisition of Baker Hughes to present these borrowings at fair value.
The estimated fair value of total borrowings at December 31, 2017 and December 31, 2016 was $8,466 million and $303 million, respectively. For a majority of our borrowings the fair value was determined using quoted period-end market prices. Where market prices are not available, we estimate fair values based on valuation methodologies using current market interest rate data adjusted for our non-performance risk.
Maturities of debt for each of the five years in the period ended December 31, 2022, and in the aggregate thereafter, are listed in the table below:

	2018	2019	2020	2021	2022	Thereafter
Total debt	$2,037	$43	$13	$540	$1,255	$4,461

See "Note 18. Related Party Transactions" for additional information on the short-term borrowings from GE, and see "Note 16. Financial Instruments" for additional information about borrowings and associated swaps.